UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2008

The New York Times Company
(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
620 Eighth Avenue, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 12, 2008, The New York Times Company (the "Company") announced that Robert Denham and Dawn Lepore have agreed to be nominated to stand for election as directors at the Company’s next annual meeting of stockholders, which is currently scheduled to be held on April 22, 2008. The Company also announced that Brenda Barnes and James Kilts will not be standing for re-election at this year's annual meeting and, accordingly, they will step down from the Company's Board of Directors upon the expiration of their current terms at the annual meeting.

A copy of the Company’s press release dated February 12, 2008, relating to these matters is attached as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

         (d)  Exhibits

Exhibit 99.1	The New York Times Company Press Release dated February 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date:	February 12, 2008	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer
Secretary and
Corporate Governance Officer

Exhibit List

Exhibit 99.1	The New York Times Company Press Release dated February 12, 2008